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                                                                   EXHIBIT 10.18


                        COLLATERAL REPURCHASE AGREEMENT


         THIS COLLATERAL REPURCHASE AGREEMENT (the "Agreement") is made this the 7th day of July, 1995 by and among KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation, with its principal office and place of business at 1814 Ivy Avenue, Winston-Salem, NC 27105 ("Krispy Kreme"); ROBERT J. SIMMONS (the "Associate") of Union Town, OH, whose business address is 354 South Maple Street, Akron, OH 44302; SIMAC, INC. (the "Borrower"), an Ohio corporation, whose address is the same as that of the Associate; and FIRST NATIONAL BANK OF OHIO (the "Bank") whose address is 106 South Main Street, Akron, Ohio 44308.

                                   RECITALS:

         1. Krispy Kreme and the Associate entered into an Associate's License Agreement and Addendum thereto dated July 11, 1993( the "License Agreement") for Krispy Kreme Doughnut Shops in Akron and Cuyahoga Falls, Ohio;

         2. In connection with the License Agreement, the Associate purchased from Krispy Kreme the retail furniture and fixtures, machinery, equipment and signage listed in Schedule A attached hereto (the "Equipment") for a new doughnut store at 6907 Pearl Road, Middleburg Heights, OH;

         3. The Bank has loaned to the Borrower $340,000 secured by a security interest in the Equipment (the "Bank Loan") in the event of the Borrower's Default on the Bank Loan; and

         4. Therefore, the parties desire to enter into this Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties do hereby agree as follows:

         A. Default. In the event of a Default by the Borrower on the Bank Loan, the Bank shall notify Krispy Kreme and the Borrower thereof in writing (the "Notification") within thirty (30) days of the occurrence of the Default, in which case Krispy Kreme shall have the first option to purchase, and if exercised shall purchase the Equipment within forty (40) days from receipt of the Notification. In such event, the Associate shall deliver to Krispy Kreme, and Krispy Kreme shall repurchase from Associate, all of the Equipment at the price which shall be the lessor of

         (i)      the Balance Due under the Bank Loan or

         (ii) a purchase price of $340,000 through the date of June 27, 1995 and thereafter at a purchase price equal to the difference between

                  (a) $340,000 (which is the cost thereof) less an amount determined as follows:


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                  (b)      $5,666.67 on July 27, 1995 and an additional
                           $5,667.67 on the 27th of each month thereafter through June 27, 2000.

         The effective date of such Notification shall be the date as of which such purchase price is determined. At the closing of such purchase, Krispy Kreme shall pay to the Bank such pur chase price in United States dollars and in immediately available funds. At such closing, the Bank shall transfer title to and release its security interest in the repurchased Equipment.

         In such event, Krispy Kreme, at its sole discretion, may terminate the License Agreement.

         B. The Closing. The purchase of the Equipment shall take place within 40 days of such Notification at the offices of the Bank at 106 South Main Street, Akron, Ohio 44308. Any surplus in such purchase price shall be remitted to or for the account of the Borrower.

         C. Rights of Krispy Kreme. Nothing herein shall prevent or restrict Krispy Kreme from exercising any of its rights and privileges including, without limitation, the right of amendment or termination, under and pursuant to the License Agreement provided that, in such an event, Krispy Kreme shall either

         (i) remain obligated to repurchase the Equipment as if the License Agreement had not been so amended or terminated or its rights and privileges had not been exercised thereunder; or

         (ii) repurchase the Equipment and pay to the Bank the lesser of the purchase price therefor or balance due on the Bank Loans.

         D. Definitions. As used herein, the terms or phrases set forth below are defined as follows:

         (i) "Default" has the same meaning as it does in documentation pertaining to the Bank Loan

         (ii) "Balance Due under the Bank Loan" shall mean unpaid principal and interest and fees and expenses due under the documentation pertaining to the Bank Loan.

         E. Term. The term of this Agreement shall be a period commencing on the date hereof and expiring June 27, 2000.

         F. Miscellaneous. The parties hereby acknowledge and agree that this Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina. This Agreement may not be changed, amended or modified orally or by implication but only by written agreement signed by each of the parties hereto and no obligation of Krispy Kreme or the Borrower shall be released, waived, or modified by the Bank or any officer or agent of the Bank


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except by a writing signed by duly authorized officer or agent of the Bank. Any and all notices or demands permitted or required to be made under this Agreement shall be made in writing, signed by the party giving the notice or demand, and shall be delivered personally or by a nationally recognized courier service or sent by registered or certified United States mail, postage prepaid, to the other parties at the addresses set forth above or at such other address as may have been designated in writing. The effective date of such notice or demand shall be the date of delivery or the date on which notice or demand is deposited in the mail. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto and their respective legal representatives, heirs, successors and assigns.

         IN WITNESS WHEREOF, Krispy Kreme, the Bank, and Simac, Inc. have caused this Agreement to be executed on their behalf and the Associate has hereunto set his hand and seal as of the day and year set forth above.


                                          KRISPY KREME DOUGHNUT CORPORATION


                                          by: /s/ John L. Barber
                                                  John L. Barber
                                                  General Counsel and Secretary


                                          /s/  Robert J. Simmons          (SEAL)
                                               Robert J. Simmons


                                          SIMAC, INC.


                                          by: /s/ Robert J. Simmons
                                                  Robert J. Simmons, President


                                          FIRST NATIONAL BANK OF OHIO


                                          by: /s/ Nicholas V. Browning
                                                  Nicholas V. Browning
                                                  Vice President


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                       KRISPY KREME DOUGHNUT CORPORATION
                 BOB SIMMONS - COLLATERAL BUY-BACK ON EQUIPMENT
                             AMORTIZATION SCHEDULE


Reference               Date               Reducing Amount             Balance
---------               ----               ---------------             -------

Beginning Balance                                                     $340,000
1                     27-Jul-95               5,667.67                $334,332
2                     27-Aug-95               5,667.67                 328,665
3                     27-Sep-95               5,667.67                 322,997
4                     27-Oct-95               5,667.67                 317,329
5                     27-Nov-95               5,667.67                 311,662
6                     27-Dec-95               5,667.67                 305,994
7                     27-Jan-96               5,667.67                 300,326
8                     27-Feb-96               5,667.67                 294,659
9                     27-Mar-96               5,667.67                 288,991
10                    27-Apr-96               5,667.67                 283,323
11                    27-May-96               5,667.67                 277,656
12                    27-Jun-96               5,667.67                 271,988
13                    27-Jul-96               5,667.67                 266,320
14                    27-Aug-96               5,667.67                 260,653
15                    27-Sep-96               5,667.67                 254,985
16                    27-Oct-96               5,667.67                 249,317
17                    27-Nov-96               5,667.67                 243,650
18                    27-Dec-96               5,667.67                 237,982
19                    27-Jan-97               5,667.67                 232,314
20                    27-Feb-97               5,667.67                 226,647
21                    27-Mar-97               5,667.67                 220,979
22                    27-Apr-97               5,667.67                 215,311
23                    27-May-97               5,667.67                 209,644
24                    27-Jun-97               5,667.67                 203,976
25                    27-Jul-97               5,667.67                 198,308
26                    27-Aug-97               5,667.67                 192,641
27                    27-Sep-97               5,667.67                 186,973
28                    27-Oct-97               5,667.67                 181,305
29                    27-Nov-97               5,667.67                 175,638
30                    27-Dec-97               5,667.67                 169,970
31                    27-Jan-98               5,667.67                 164,302
32                    27-Feb-98               5,667.67                 158,635
33                    27-Mar-98               5,667.67                 152,967
34                    27-Apr-98               5,667.67                 147,299
35                    27-May-98               5,667.67                 141,632
36                    27-Jun-98               5,667.67                 135,964
37                    27-Jul-98               5,667.67                 130,296
38                    27-Aug-98               5,667.67                 124,629
39                    27-Sep-98               5,667.67                 118,961
40                    27-Oct-98               5,667.67                 113,293
41                    27-Nov-98               5,667.67                 107,626
42                    27-Dec-98               5,667.67                 101,958
43                    27-Jan-99               5,667.67                  96,290
44                    27-Feb-99               5,667.67                  90,623
45                    27-Mar-99               5,667.67                  84,955
46                    27-Apr-99               5,667.67                  79,287
47                    27-May-99               5,667.67                  73,620
48                    27-Jun-99               5,667.67                  67,952
49                    27-Jul-99               5,667.67                  62,284
50                    27-Aug-99               5,667.67                  56,616
51                    27-Sep-99               5,667.67                  50,949
52                    27-Oct-99               5,667.67                  45,281
53                    27-Nov-99               5,667.67                  39,613
54                    27-Dec-99               5,667.67                  33,946
55                    27-Jan-00               5,667.67                  28,278
56                    27-Feb-00               5,667.67                  22,610
57                    27-Mar-00               5,667.67                  16,943
58                    27-Apr-00               5,667.67                  11,275
59                    27-May-00               5,667.67                   5,607
60                    27-Jun-00               5,667.67                     (60)



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